The Royce Fund - Pennsylvania Mutual Fund

Supplement to Prospectus dated May 1, 2001

        Effective July 1, 2001, W. Whitney George became co-portfolio manager of Pennsylvania Mutual Fund and will share day-to-day responsibility for managing the Fund's portfolio with Charles M. Royce. Mr. George will generally focus on the micro-cap segment of the Fund's portfolio, with Mr. Royce focusing on the small-cap segment. Mr. George joined Royce in 1991 and has been a Managing Director and Senior Portfolio Manager of Royce since 1997.

 July 1, 2001